Exhibit 10.26
EXECUTION VERSION
Accretive Health
401 North Michigan Avenue
Suite 2700
Chicago, IL 60604
March 20, 2011
To the Parties Listed on
Schedule A Attached Hereto
Reference is made to that certain Third Amended and Restated Stockholders’ Agreement, dated as of February 22, 2009, by and among Accretive Health, Inc., a Delaware corporation formerly known as Healthcare Services, Inc. (the “Company”), Accretive Investors SBIC, L.P., a Delaware limited partnership, Accretive Investors V, LLC, a Delaware limited liability company, FW Oak Hill Accretive Healthcare Investors, L.P., a Delaware limited partnership, Mary Tolan, an individual resident of the State of Illinois, and the other parties to the Agreement, as amended from time to time (the “Agreement”).
Whereas, in accordance with Section 6.2(g) of the Agreement, the Company has permitted the parties listed on Schedule A attached hereto (each an “Additional Seller” and together the “Additional Sellers”) to include shares (the “Shares”) of Common Stock in the registration statement for the Underwritten Offering (as defined in the Agreement) contemplated by the Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on March 9, 2011, this letter hereby confirms that each Additional Seller shall be entitled to the benefits, and subject to the obligations, of Sections 6.4 and 6.5 of the Agreement with respect to the Shares as if such Additional Seller were a party to the Agreement and the Shares were “Registrable Securities” under the Agreement.
This letter agreement may be executed in any number of counterpart signature pages, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This letter agreement may be executed by exchange of signatures by facsimile.
This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this letter agreement or caused this letter agreement to be executed by their duly authorized representatives, as of the date first written above.

ACCRETIVE HEALTH, INC.
By:	/s/ John Staton
Name: John Staton
Title: CFO

ASCENSION HEALTH
By:	/s/ Anthony J. Speranzo
Name: Anthony J. Speranzo
Title: Senior Vice President and Chief Financial Officer

MICHAEL E. ZIMMERMAN
/s/ Michael E. Zimmerman

ZIMMERMAN IRREVOCABLE CHILDREN’S TRUST
By:	/s/ Michael E. Zimmerman
Name: Michael E. Zimmerman
Title: Trustee

MICHAEL E. ZIMMERMAN GRANTOR-RETAINED ANNUITY TRUST
By:	/s/ Bridget A. Zimmerman
Name: Bridget A. Zimmerman
Title: Trustee

MICHAEL E. ZIMMERMAN GRANTOR-RETAINED ANNUITY TRUST II
By:	/s/ Bridget A. Zimmerman
Name: Bridget A. Zimmerman
Title: Trustee

THE ANNE T. AND ROBERT M. BASS FOUNDATION
By:	/s/ John Fant
Name: John Fant
Title: Vice President

KNIGHT FOUNDATION
By:	/s/ Lisa G. McKillips
Name: Lisa G. McKillips
Title: Assistant Secretary

Schedule A
Ascension Health
Michael E. Zimmerman
Zimmerman Irrevocable Children’s Trust
Michael E. Zimmerman Grantor-Retained Annuity Trust
Michael E. Zimmerman Grantor-Retained Annuity Trust II
The Anne T. and Robert M. Bass Foundation
Knight Foundation